Exhibit 10.99

Form of Terms Agreement

SunPower Corporation
Private Placement Agreement
Terms Agreement

[Closing Date]

SunPower Corporation
77 Rio Robles Street
San Jose, CA 95134

Attention:    [insert names]

Re:    Private Placement Agreement dated February 28, 2012 (the “Agreement”)

Reference is hereby made to that certain Private Placement Agreement (the “Agreement”), dated as of February 28, 2012, by and between Total Gas & Power USA, SAS, a société par actions simplifiée organized under the laws of the Republic of France (“Investor”), and SunPower Corporation, a Delaware corporation (the “Company”). Capitalized terms used herein and not otherwise defined herein have the respective meanings ascribed to them in the Agreement.

Investor agrees to purchase, and the Company agrees to sell, upon the terms and conditions stated in the Agreement, the following Securities on the following terms on the date hereof:

Common Shares:	[Insert number of shares equal to (i) aggregate amount of relevant Liquidity Injection divided by (ii) Purchase Price per Common Share below, rounded up to the nearest share]
Purchase Price per Common Share:	[Insert price equal to 17% discount to the 30-Day VWAP as defined in the Compensation and Funding Agreement as of the date of issuance]
Aggregate Purchase Price:	[Insert aggregate amount of relevant Liquidity Injection]
Warrant Shares:	[Insert number as calculated pursuant to the Compensation and Funding Agreement]
Exercise Price of Warrant:	[Insert price as calculated pursuant to the Compensation and Funding Agreement]

The Company hereby certifies that (i) each of the representations and warranties of the Company made in the Agreement are true and correct as of the Closing, except as otherwise disclosed or modified by the Disclosure Schedule, and (ii) the Company has no knowledge of any material nonpublic information regarding the Company, except as disclosed on the Disclosure Schedule.

IN WITNESS WHEREOF, the parties hereto have caused this Terms Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

COMPANY
SUNPOWER CORPORATION
By:
Name:
Title:

INVESTOR
TOTAL GAS & POWER USA, SAS
By:
Name:
Title: